UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

November 22, 2016

SMTC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-31051	98-0197680
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

635 Hood Road

Markham, Ontario, Canada L3R 4N6

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (905) 479-1810

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01      Entry into a Material Definitive Agreement.

On November 22, 2016, SMTC Corporation (the “Company”), SMTC Manufacturing Corporation of California, SMTC Mex Holdings, Inc., ZF Array Technology, Incorporated, and HTM Holdings, Inc., as US Borrowers, SMTC Manufacturing Corporation of Canada, as Canadian Borrower, the financial institutions which are now or which hereafter become a party to the Loan Agreement and PNC Bank, National Association, as agent for the lenders entered into the Eleventh Amendment (the “Eleventh Amendment”) to the Revolving Credit and Security Agreement, dated September 14, 2011 (as subsequently amended, the “Loan Agreement”).

The Eleventh Amendment is expected to improve the Company’s liquidity by providing that the lenders shall make a term loan to the US Borrowers in aggregate principal amount of $10,000,000 on the date that the parties entered into the Eleventh Amendment (the “Term Loan”), which aggregate amount of the Term Loan includes the $4,250,000 of the term loan previously outstanding on that date. The Term Loan has quarterly principal amortization of $500,000, which commences on January 1, 2017. In connection, the Eleventh Amendment reduces the maximum available amount of the revolving credit facility provided under the Loan Agreement by $5,000,000 to $30,000,000, availability of which is subject to certain conditions, including borrowing base conditions based on eligible inventory and accounts receivable and reserve requirements as determined by the agent. The Eleventh Amendment sets the applicable interest rate margins (which margins are added to an interest rate based upon LIBOR or the U.S. base rate, as applicable, to determine the applicable interest rate) for loans under the revolving credit facility bearing interest based on LIBOR at 3.00% and for loans under the revolving credit facility bearing interest based on the U.S. base rate at 0.25%. The applicable interest rate margins for the Term Loan are 3.50% for amounts bearing interest based on LIBOR and 0.75% for amounts bearing interest based on the U.S. base rate. The Eleventh Amendment extends the term of the Loan Agreement until January 2, 2021, unless sooner terminated in accordance with the terms of the Loan Agreement.

The foregoing description of the Eleventh Amendment is qualified in its entirety by reference to the full text of the Eleventh Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 2.03     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

(a)        The disclosure provided under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03(a) as if fully set forth herein.

Item 9.01     Financial Statements and Exhibits.

(d)       Exhibits

Exhibit Number	Description
10.1	Eleventh Amendment, dated as of November 22, 2016, to Revolving Credit and Security Agreement.

10.2	Executed and Amended Term Note, dated as of November 22, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 22, 2016	SMTC CORPORATION

	By:	/s/ Sushil Dhiman
Name: Sushil Dhiman
Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Eleventh Amendment, dated as of November 22, 2016, to Revolving Credit and Security Agreement.

10.2	Executed and Amended Term Note, dated as of November 22, 2016.